Fair value of Above-Market Acquired Time Charters	6 Months Ended
Jun. 30, 2015
Fair Value Of Above-Market Acquired Time Charters [Abstract]
Fair Value of Above-Market Acquired Time Charters:
7.      Fair value of Above Market Acquired Time Charters:
The amortization of fair value of above market acquired time charters for the six months ended June 30, 2014 and 2015 was $3,149 and $7,071, respectively.  It relates to (i) the vessels Star Big and Star Mega, which were acquired in 2011, (ii) the vessels Amami and Medredeus, which were acquired as part of the Merger with time charters attached, and (iii) three Excel Vessels (Christine (tbr Star Martha), Star Pauline and Star Despoina), which were acquired as part of the Excel Transactions each with a time charter. Such amortization is included under “Voyage revenues” in the accompanying unaudited interim condensed consolidated statements of operations. The accumulated amortization of these above market time charters as of December 31, 2014 and June 30, 2015 was $21,200 and $28,271, respectively.
The estimated aggregate amortization expense of the above market acquired time charters until their expiration is analyzed as follows:

Twelve month periods ending	Amount
June 30, 2016	$2,723
Total	$2,723

As described in Note 5 above, in the second quarter of 2015, the Company entered into an agreement with a third party to sell the vessel Star Big. In view of its planned sale, its above market acquired time charter was early terminated, and the unamortized balance relating to this vessel of $2,114 at June 30, 2015 was written-off and reflected under “Loss on time charter agreement termination” in the accompanying unaudited interim condensed statement of operations for the six month period ended June 30, 2015.